UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 7, 2015

SKULLCANDY, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35240	56-2362196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 West Ute. Blvd, Suite 250 Park City, Utah	84098
(Address of principal executive offices)	(Zip Code)
(435) 940-1545
(Registrant’s telephone number, including area code):
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	ETNRY INTO A MATERIAL DEFINITE AGREEMENT

At the request of Skullcandy, Inc. (the "Company"), on April 7, 2015, the Company entered into a second amendment of its Credit Agreement (the "Amendment") with Wells Fargo Bank, National Association ("Lender") dated April 7, 2015, to increase the Capital Expenditures limit to $19,000,000 for fiscal year 2015, $23,000,000 for fiscal year 2016 and $15,000,000 for any fiscal year thereafter.

A copy of the Amendment, the terms of which are incorporated herein by reference, is attached as Exhibit 10.1 to this report.

Item 9.01	Exhibits.
(d)  Exhibits

10.1	Second Amendment to Credit Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 9, 2015

SKULLCANDY, INC.

By:	/s/ Jason Hodell
Jason Hodell
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	Second Amendment to Credit Agreement